Filed Pursuant to Rule 497(a)
File No. 333-236415
Rule 482ad

Prospect Capital Expands Multi-Billion-Dollar 7.50% Perpetual Preferred Stock Program to iCapital Marketplace
NEW YORK, NY – January 23, 2026 – Prospect Capital Management L.P. (“Prospect Capital Management”), the SEC-registered investment adviser of Prospect Capital Corporation (NASDAQ: PSEC), today announced that Prospect Capital Corporation’s Perpetual Preferred Stock Series A5 and Series M5 ongoing offerings are now available on the iCapital Marketplace, expanding access for institutions, Registered Investment Advisors ("RIAs"), private wealth managers, financial advisors, and their investor clients.
The launch on iCapital Marketplace provides investors streamlined access to Prospect Capital Corporation’s perpetual preferred stock ongoing offerings, which have raised nearly $2 billion to date and currently feature a 7.50% per annum contractual and fixed dividend rate, intended to be paid monthly. The offerings are designed to emphasize low volatility, capital preservation, and attractive cash income.
“Prospect Capital is excited to expand its multi-billion-dollar perpetual preferred stock program to iCapital Marketplace,” said Grier Eliasek, President of Prospect Capital Corporation. “We expect this strategic relationship to greatly benefit Prospect’s growing private wealth offerings by expanding seamless investment access to Prospect’s products, as well as providing enhanced diversification and long-term wealth-building value for investors. With interest rates declining, we believe our A5 and M5 perpetual preferred stock series, with a current 7.50% fixed dividend rate, offer an attractive option for income-oriented investors.”
As part of this collaboration, Prospect Capital Management continues its commitment to advisor education through targeted educational resources intended to support informed decision-making by institutions, RIAs, private wealth managers, financial advisors, and their investor clients.
Prospect Capital Corporation’s Perpetual Preferred Stock is supported by approximately $3.0 billion of common equity subordinated to preferred shareholders. Management and employees of Prospect Capital Management and affiliates own approximately 29% of Prospect Capital Corporation’s common equity, aligning interests with investors. Preferred shareholders hold a senior position to common equity with respect to dividends and credit protections.
The preferred stock has a $25.00 stated value per share, a $5,000 minimum investment, and an investor-friendly structure in which preferred equity investors pay no upfront fees or ongoing fees. Liquidity features are available, subject to stated limitations.
This press release is for informational purposes and is not an offer to purchase or sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. The ongoing offering of the Series A5 and M5 Perpetual Preferred Stock is being made only by means of the prospectus supplement and the accompanying prospectus, which have been filed with the Securities and Exchange Commission. Investors are advised to carefully consider the investment objective, risks, charges and expenses of Prospect Capital Corporation and the Series A5 and M5 Perpetual Preferred Stock before investment. The prospectus supplement and accompanying prospectus contain this and other important information about Prospect Capital Corporation and the Series A5 and M5 Perpetual Preferred Stock and should be read carefully before investing.
About Prospect Capital Management L.P.
Prospect Capital Management is an SEC-registered investment adviser headquartered in New York City that, along with its predecessors and affiliates, has 38 years of experience investing in and managing high-yielding debt and equity investments using both private partnerships and publicly traded closed-end structures. Prospect Capital Management and its affiliates employ a team of approximately 150 professionals who focus on credit oriented investments yielding attractive current income. Prospect Capital Management, together with its affiliates, has $7.3 billion of regulatory assets under management as of September 30, 2025. For more information, call (212) 448-0702 or visit https://www.prospectcap.com.
About Prospect Capital Corporation
Prospect Capital Corporation is a business development company that primarily lends to and invests in middle market privately-held companies. Prospect Capital Corporation’s investment objective is to generate both current income and long-term capital appreciation.
Prospect Capital Corporation has elected to be treated as a business development company under the Investment Company Act of 1940. Prospect Capital Corporation has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986.
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, whose safe harbor for forward-looking statements does not apply to business development companies. Any such statements, other than statements of historical fact, are highly likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under our control, and that we may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from any forward-looking statements. Such statements speak only as of the time when made, and we undertake no obligation to update any such statement now or in the future.